Loans	12 Months Ended
Dec. 31, 2010
Loans [Abstract]
Loans
Note 14 – Loans
Loan accounting framework
The accounting for a loan depends on management’s strategy for the loan, and on whether the loan was credit-impaired at the date of acquisition. The Firm accounts for loans based on the following categories:
•	Originated or purchased loans held-for-investment (other than purchased credit-impaired (“PCI”) loans);
•	Loans held-for-sale;
•	Fair value loans;
•	PCI loans held-for-investment
The following provides a detailed accounting discussion of these loan categories:
Loans held-for-investment (other than PCI loans)
Originated or purchased loans held-for-investment, other than PCI loans, are measured at the principal amount outstanding, net of the following: allowance for loan losses; net charge-offs; interest applied to principal (for loans accounted for on the cost recovery method); unamortized discounts and premiums; and deferred loan fees or cost.
Interest income
Interest income on performing loans held-for-investment, other than PCI loans, is accrued and recognized as interest income at the contractual rate of interest. Purchase price discounts or premiums, as well as net deferred loan fees or costs, are amortized into interest income over the life of the loan to produce a level rate of return.
Nonaccrual loans
Nonaccrual loans are those on which the accrual of interest has been suspended. Loans (other than credit card loans and certain consumer loans insured by U.S. government agencies) are placed on nonaccrual status and considered nonperforming when full payment of principal and interest is in doubt, which is generally determined when principal or interest is 90 days or more past due and collateral, if any, is insufficient to cover principal and interest. A loan is determined to be past due when the minimum payment is not received from the borrower by the contractually specified due date or for certain loans (e.g., residential real estate loans), when a monthly payment is due and unpaid for 30 days or more. All interest accrued but not collected is reversed against interest income at the date a loan is placed on nonaccrual status. In addition, the amortization of deferred amounts is suspended. In certain cases, interest income on nonaccrual loans may be recognized to the extent cash is received (i.e., cash basis) when the recorded loan balance is deemed fully collectible; however, if there is doubt regarding the ultimate collectability of the recorded loan balance, all interest cash receipts are applied to reduce the carrying value of the loan (the cost recovery method).
A loan may be returned to accrual status when repayment is reasonably assured and there has been demonstrated performance under the terms of the loan or, if applicable, the terms of the restructured loan.
As permitted by regulatory guidance, credit card loans are generally exempt from being placed on nonaccrual status; accordingly, interest and fees related to credit card loans continue to accrue until the loan is charged off or paid in full. However, the Firm separately establishes an allowance for the estimated uncollectible portion of billed and accrued interest and fee income on credit card loans.
Allowance for loan losses
The allowance for loan losses represents the estimated probable losses on held-for-investment loans. Changes in the allowance for loan losses are recorded in the Provision for credit losses on the Firm’s Consolidated Statements of Income. See Note 15 on pages 239–243 for further information on the Firm’s accounting polices for the allowance for loan losses.
Charge-offs
Wholesale loans and risk-rated business banking and auto loans are charged off against the allowance for loan losses when it is highly certain that a loss has been realized. This determination includes many factors, including the prioritization of the Firm’s claim in bankruptcy, expectations of the workout/restructuring of the loan and valuation of the borrower’s equity.
Consumer loans, other than risk-rated business banking and auto loans and PCI loans, are generally charged off to the allowance for loan losses upon reaching specified stages of delinquency, in accordance with the Federal Financial Institutions Examination Council (“FFIEC”) policy. Residential mortgage loans and scored business banking loans are generally charged down to estimated net realizable value at no later than 180 days past due. Certain consumer loans, including auto loans and non-government guaranteed student loans, are generally charged down to estimated net realizable value at 120 days past due. The Firm regularly assesses the assumptions that it uses to estimate these net realizable values, and updates the underlying assumptions as necessary to further refine its estimates.
Credit card loans are charged off by the end of the month in which the account becomes 180 days past due, or within 60 days from receiving notification about a specified event (e.g., bankruptcy of the borrower), whichever is earlier.
Certain impaired loans are deemed collateral-dependent because repayment of the loan is expected to be provided solely by the underlying collateral, rather than by cash flows from the borrower’s operations, income or other resources. Impaired collateral-dependent loans are charged-off to the fair value of the collateral, less costs to sell. See Note 15 on pages 239–243 for information on the Firm’s charge-off and valuation policies for collateral-dependent loans.

Loans held-for-sale
Held-for-sale loans are measured at the lower of cost or fair value, with valuation changes recorded in noninterest revenue. For wholesale loans, the valuation is performed on an individual loan basis. For consumer loans, the valuation is performed on a portfolio basis.
Interest income on loans held-for-sale is accrued and recognized based on the contractual rate of interest.
Loan origination fees or costs and purchase price discounts or premiums are deferred in a contra loan account until the related loan is sold. The deferred fees and discounts or premiums are an adjustment to the basis of the loan and therefore are included in the periodic determination of the lower of cost or fair value adjustments and/or the gain or losses recognized at the time of sale.
Held-for-sale loans are subject to the nonaccrual policies described above.
Because held-for-sale loans are recognized at the lower of cost or fair value, the Firm’s allowance for loan losses and charge-off policies do not apply to these loans.
Fair value loans
Loans used in a trading strategy or risk managed on a fair value basis are measured at fair value, with changes in fair value recorded in noninterest revenue.
For these loans, the earned current contractual interest payment is recognized in interest income. Changes in fair value are recognized in noninterest revenue. Loan origination fees are recognized upfront in noninterest revenue. Loan origination costs are recognized in the associated expense category as incurred.
Because these loans are recognized at fair value, the Firm’s nonaccrual, allowance for loan losses, and charge-off policies do not apply to these loans.
See Note 4 on pages 187–189 of this Annual Report for further information on the Firm’s elections of fair value accounting under the fair value option. See Note 3 and Note 4 on pages 170–187 and 187–189 of this Annual Report for further information on loans carried at fair value and classified as trading assets.
PCI loans
PCI loans held-for-investment are initially measured at fair value. PCI loans have evidence of credit deterioration since the loan’s origination date and therefore it is probable, at acquisition, that all contractually required payments will not be collected. Because PCI loans are initially measured at fair value, which includes an estimate of future credit losses, no allowance for loan losses related to PCI loans is recorded at the acquisition date. See page 233 of this Note for information on accounting for PCI loans subsequent to their acquisition.
Loan classification changes
Loans in the held-for-investment portfolio that management decides to sell are transferred to the held-for-sale portfolio at the lower of cost or fair value on the date of transfer. Credit-related losses are charged against the allowance for loan losses; losses due to changes in interest rates or foreign currency exchange rates are recognized in noninterest revenue.
In certain limited cases, loans in the held-for-sale portfolio that management decides to retain are transferred to the held-for-investment portfolio at the lower of cost or fair value on the date of transfer. These loans are subsequently assessed for impairment based on the Firm’s allowance methodology. For a further discussion of the methodologies used in establishing the Firm’s allowance for loan losses, see Note 15 on pages 239–243 of this Annual Report.
Loan modifications
The Firm seeks to modify certain loans in conjunction with its loss-mitigation activities. Through the modification, JPMorgan Chase grants one or more concessions to a borrower who is experiencing financial difficulty in order to minimize the Firm’s economic loss, avoid foreclosure or repossession of the collateral and to ultimately maximize payments received by the Firm from the borrower. The concessions granted vary by program and by borrower-specific characteristics, and may include interest rate reductions, term extensions, payment deferrals, or the acceptance of equity or other assets in lieu of payments. In certain limited circumstances, loan modifications include principal forgiveness.
Such modifications are accounted for and reported as troubled debt restructurings (“TDRs”). A loan that has been modified in a TDR is generally considered to be impaired until it matures, is repaid, or is otherwise liquidated, regardless of whether the borrower performs under the modified terms. In certain limited cases, the effective interest rate applicable to the modified loan is at or above the current market rate at the time of the restructuring. In such circumstances, and assuming that the loan subsequently performs under its modified terms and the Firm expects to collect all contractual principal and interest cash flows, the loan is disclosed as impaired and as a TDR only during the year of the modification; in subsequent years, the loan is not disclosed as an impaired loan or as a TDR so long as repayment of the restructured loan under its modified terms is reasonably assured.
Loans, except for credit card loans, modified in a TDR are generally placed on nonaccrual status, although in most cases such loans were already on nonaccrual status prior to modification. These loans may be returned to performing status (resuming the accrual of interest) if the following criteria are met: (a) the borrower has performed under the modified terms for a minimum of six months and/or six payments, and (b) the Firm has an expectation that repayment of the modified loan is reasonably assured based on, for example, the borrower’s debt capacity and level of future earnings, collateral values, LTV ratios, and other current market considerations.

Because TDRs are considered to be impaired, these loans are evaluated for an asset-specific allowance, which considers the expected re-default rates for the modified loans and is determined based on the same methodology used to estimate the Firm’s asset-specific allowance component regardless of whether the loan is performing and has been returned to accrual status. For further discussion of the methodology used to estimate the Firm’s asset-specific allowance, see Note 15 on pages 239–243 of this Annual Report.
Foreclosed property
The Firm acquires property from borrowers through loan restructurings, workouts, and foreclosures. Property acquired may include real property (e.g., residential real estate, land, buildings, and fixtures) and commercial and personal property (e.g., aircraft, railcars, and ships).
At the time JPMorgan Chase takes physical possession, the property is recorded in other assets on the Consolidated Balance Sheets at fair value less estimated costs to sell. Each quarter the fair value of the acquired property is reviewed and adjusted, if necessary. Subsequent changes to fair value are charged/credited to noninterest revenue. Operating expense, such as real estate taxes and maintenance, are charged to other expense.
Loan Portfolio
The Firm's loan portfolio is divided into three portfolio segments, which are the same segments used by the Firm to determine the allowance for loan losses: Wholesale; Consumer, excluding credit card; and Credit Card. Within each portfolio segment, the Firm monitors and assesses the credit risk in the following classes of loans, based on the risk characteristics of each loan class:

Wholesale(a)	Consumer, excluding credit card(b)	Credit Card
• Commercial and industrial • Real estate • Financial institutions • Government agencies • Other
Residential real estate – excluding PCI

•   Home equity – senior lien

•   Home equity – junior lien

•   Prime mortgage, including option ARMs

•   Subprime mortgage

Other consumer loans

•   Auto(c)

•   Business banking(c)

•   Student and other

Residential real estate – PCI

•   Home equity

•   Prime mortgage

•   Subprime mortgage

•   Option ARMs

• Chase, excluding accounts originated by Washington Mutual • Accounts originated by Washington Mutual

(a)	Includes loans reported in Investment Bank, Commercial Banking, Treasury & Securities Services, Asset Management and Corporate/Private Equity segments.

(b)	Includes loans reported in RFS, auto and student loans reported in Card Services & Auto (“Card”), and residential real estate loans reported in the Corporate/Private Equity segment.

(c)	Includes Auto and business banking risk-rated loans that apply the Firm’s wholesale methodology for determining the allowance for loan losses; these loans are managed by Card and RFS, respectively, and therefore for consistency in presentation, are included with the other consumer loan classes.

The following table summarizes the Firm’s loan balances by portfolio segment:

		Consumer, excluding
December 31, 2010 (in millions)	Wholesale	credit card	Credit Card	Total

Retained(a)	$222,510	$327,464	$135,524	$685,498	(b)
Held-for-sale	3,147	154	2,152	5,453
At fair value	1,976	—	—	1,976

Total	$227,633	$327,618	$137,676	$692,927

		Consumer, excluding
December 31, 2009 (in millions)	Wholesale	credit card	Credit Card	Total

Retained	$200,077	$348,355	$78,786	$627,218	(b)
Held-for-sale	2,734	2,142	—	4,876
At fair value	1,364	—	—	1,364

Total	$204,175	$350,497	$78,786	$633,458

(a)	Effective January 1, 2010, the Firm adopted accounting guidance related to VIEs. Upon adoption of the guidance, the Firm consolidated $84.7 billion of loans associated with Firm-sponsored credit card securitization trusts; $15.1 billion of wholesale loans; and $4.8 billion of loans associated with certain other consumer securitization entities, primarily mortgage-related. For further information, see Note 16 on pages 244–259 of this Annual Report.

(b)	Loans (other than PCI loans and those for which the fair value option has been selected) are presented net of unearned income, unamortized discounts and premiums, and net deferred loan costs of $1.9 billion and $1.4 billion at December 31, 2010 and 2009, respectively.
On an on-going basis, the Firm manages its exposure to credit risk. Selling loans is one way that the Firm reduces its credit exposures. The following table provides information about the Firm’s loan sales by portfolio segment.

Year ended December 31, (in millions)	2010	2009	2008

Net gains/(losses) on sales of loans (including lower of cost or fair value adjustments)(a)
Wholesale	$215	$291	$(2,647)
Consumer, excluding credit card	265	127	(11)
Credit Card	(16)	21	150

Total net gains/(losses) on sales of loans (including lower of cost or fair value adjustments)(a)	$464	$439	$(2,508)

(a)	Excludes sales related to loans accounted for at fair value.
Wholesale loan portfolio
Wholesale loans include loans made to a variety of customers from large corporate and institutional clients to certain high-net worth individuals.
The primary credit quality indicator for wholesale loans is the risk rating assigned each loan. Risk ratings are used to identify the credit quality of loans and differentiate risk within the portfolio. Risk ratings on loans consider the probability of default (“PD”) and the loss given default (“LGD”). PD is the likelihood that a loan will not be repaid at default. The LGD is the estimated loss on the loan that would be realized upon the default of the borrower and takes into consideration collateral and structural support for each credit facility.
Management considers several factors to determine an appropriate risk rating, including the obligor’s debt capacity and financial flexibility, the level of the obligor’s earnings, the amount and sources for repayment, the level and nature of contingencies, management strength, and the industry and geography in which the obligor operates. Risk ratings generally represent ratings profiles similar to those defined by S&P and Moody’s. Investment grade ratings range from “AAA/Aaa” to “BBB-/Baa3”. Noninvestment grade ratings are further classified as noncriticized (“BB+/Ba1 and B-/B3”) and criticized (“CCC+”/”Caa1 and lower”), and the criticized portion is further subdivided into performing and nonaccrual loans, representing management’s assessment of the collectibility of principal and interest. Criticized loans have a higher probability of default than noncriticized loans.
Risk ratings are reviewed on a regular and ongoing basis by Credit Risk Management and are adjusted as necessary for updated information affecting the obligor’s ability to fulfill its obligations.
As noted above, the risk rating of a loan considers the industry in which the obligor conducts its operations. As part of the overall credit risk management framework, the Firm focuses on the management and diversification of its industry and client exposures, with particular attention paid to industries with actual or potential credit concern. See Note 5 on pages 189–190 in this Annual Report for further detail on industry concentrations.

The table below provides information by class of receivable for the retained loans in the Wholesale portfolio segment.

	Commercial
As of or for the year ended December 31,	and industrial		Real estate
(in millions, except ratios)	2010	2009	2010	2009

Loans by risk ratings
Investment grade	$31,697	$31,203	$28,504	$31,986
Noninvestment grade:
Noncriticized	30,874	28,714	16,425	14,462
Criticized performing	2,371	6,079	5,769	7,859
Criticized-total nonaccrual	1,634	2,245	2,937	2,888

Total noninvestment grade	34,879	37,038	25,131	25,209

Total retained loans	$66,576	$68,241	$53,635	$57,195

% of total criticized to total retained loans	6.02%	12.20%	16.23%	18.79%
% of nonaccrual loans to total retained loans	2.45	3.29	5.48	5.05

Loans by geographic distribution(a)
Total non-U.S.	$17,731	$19,138	$1,963	$2,227
Total U.S.	48,845	49,103	51,672	54,968

Total retained loans	$66,576	$68,241	$53,635	$57,195

Net charge-offs	$403	$1,243	$862	$688
% of net charge-offs to retained loans(b)	0.61%	1.82%	1.61%	1.20%

Loan delinquency(c)
Current and less than 30 days past due and still accruing	$64,501	$65,692	$50,299	$53,370
30–89 days past due and still accruing	434	276	290	823
90 or more days past due and still accruing(d)	7	28	109	114
Nonaccrual	1,634	2,245	2,937	2,888

Total retained loans	$66,576	$68,241	$53,635	$57,195

(a)	U.S. and non-U.S. distribution is determined based predominantly on the domicile of the borrower.

(b)	Ratios were calculated using end-of-period retained loans.

(c)	For wholesale loans, the past due status of a loan is generally not a significant indicator of credit quality due to the ongoing review and monitoring of an obligor’s ability to meet contractual obligations. For a discussion of more significant factors, see page 223 of this Note.

(d)	Represents loans that are 90 days or more past due as to principal and/or interest, but that are still accruing interest; these loans are considered well-collateralized.

(e)	Effective January 1, 2010, the Firm adopted accounting guidance related to VIEs. Upon adoption of the guidance, the Firm consolidated $15.1 billion of wholesale loans. For further information, see Note 16 on pages 244–259 of this Annual Report.

(f)	Other primarily includes loans to special purpose entities and loans to private banking clients. See Note 1 on page 164–165 of this Annual Report for additional information on SPEs.
The following table presents additional information on the real estate class of loans within the wholesale portfolio segment for the periods ended December 31, 2010 and 2009. The real estate class primarily consists of secured commercial loans mainly to borrowers for multi-family and commercial lessor properties. Multi-family lending specifically finances apartment buildings. Commercial lessors receive financing specifically for real estate leased to retail, office and industrial tenants. The commercial construction and development loans represent financing for the construction of apartments, office and professional buildings and malls. Other real estate loans include lodging, real estate investment trusts (“REITs”), single-family, homebuilders and other real estate.

December 31,	Multi-family		Commercial lessors
(in millions, except ratios)	2010	2009	2010	2009

Real estate retained loans	$30,604	$31,077	$15,796	$15,170
Criticized exposure	3,798	3,942	3,593	3,855
% of total real estate retained loans	12.41%	12.68%	22.75%	25.41%
Criticized nonaccrual	$1,016	$1,109	$1,549	$687
% of total real estate retained loans	3.32%	3.57%	9.81%	4.53%

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Financial						Total
institutions		Government agencies		Other(e)(f)		retained loans(e)
2010	2009	2010	2009	2010	2009	2010	2009

$22,525	$14,878	$6,871	$6,684	$56,450	$33,780	$146,047	$118,531

8,480	8,319	382	624	6,012	6,704	62,173	58,823
317	1,201	3	28	320	997	8,780	16,164
136	729	22	5	781	692	5,510	6,559

8,933	10,249	407	657	7,113	8,393	76,463	81,546

$31,458	$25,127	$7,278	$7,341	$63,563	$42,173	$222,510	$200,077

1.44%	7.68%	0.34%	0.45%	1.73%	4.00%	6.42%	11.36%
0.43	2.90	0.30	0.07	1.23	1.64	2.48	3.28

$19,756	$11,755	$870	$1,707	$25,831	$18,790	$66,151	$53,617
11,702	13,372	6,408	5,634	37,732	23,383	156,359	146,460

$31,458	$25,127	$7,278	$7,341	$63,563	$42,173	$222,510	$200,077

$72	$734	$2	$—	$388	$467	$1,727	$3,132
0.23%	2.92%	0.03%	—%	0.61%	1.11%	0.78%	1.57%

$31,289	$24,324	$7,222	$7,321	$61,837	$40,785	$215,148	$191,492
31	68	34	15	704	512	1,493	1,694
2	6	—	—	241	184	359	332
136	729	22	5	781	692	5,510	6,559

$31,458	$25,127	$7,278	$7,341	$63,563	$42,173	$222,510	$200,077

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Commercial construction and development		Other		Total real estate loans
2010	2009	2010	2009	2010	2009

$3,395	$4,599	$3,840	$6,349	$53,635	$57,195
619	1,359	696	1,591	8,706	10,747
18.23%	29.55%	18.13%	25.06%	16.23%	18.79%
$174	$313	$198	$779	$2,937	$2,888
5.13%	6.81%	5.16%	12.27%	5.48%	5.05%

Wholesale impaired loans and loan modifications
Wholesale impaired loans include loans that have been placed on nonaccrual status and/or that have been modified in a TDR. All impaired loans are evaluated for an asset-specific allowance as described in Note 15 on pages 239–243 of this Annual Report.
The table below set forth information about the Firm’s wholesale impaired loans.

	Commercial				Financial		Government				Total
December 31,	and industrial		Real estate		institutions		agencies		Other		retained loans
(in millions)	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009

Impaired loans
With an allowance	$1,512	$2,171	$2,510	$2,998	$127	$579	$22	$4	$697	$595	$4,868	$6,347
Without an allowance(a)	157	89	445	363	8	149	—	—	8	12	618	613

Total impaired loans	$1,669	$2,260	$2,955	$3,361	$135	$728	$22	$4	$705	$607	$5,486	$6,960

Allowance for loan losses related to impaired loans(b)	435	454	825	1,212	61	165	14	1	239	214	1,574	2,046
Unpaid principal balance of impaired loans(c)	2,453	3,042	3,487	3,649	244	918	30	4	1,046	760	7,260	8,373

(a)	When the discounted cash flows, collateral value or market price equals or exceeds the recorded investment in the loan, then the loan does not require an allowance. This typically occurs when the impaired loans have been partially charged-off and/or there have been interest payments received and applied to the loan balance.

(b)	The allowance for impaired loans is included in JPMorgan Chase’s asset-specific allowance for loan losses.

(c)	Represents the contractual amount of principal owed at December 31, 2010 and 2009. The unpaid principal balance differs from the impaired loan balances due to various factors, including charge-offs; interest payments received and applied to the carrying value; net deferred loan fees or costs; and discount or premiums on purchased loans.
The following table presents the Firm’s average impaired loans for the years ended 2010, 2009 and 2008.

For the year ended
December 31,	Impaired loans (average)
(in millions)	2010	2009	2008

Commercial and industrial	$1,655	$1,767	$337
Real estate	3,101	2,420	389
Financial institutions	304	685	49
Government agencies	5	4	1
Other	884	468	120

Total(a)	$5,949	$5,344	$896

(a)	The related interest income on accruing impaired loans, largely in real estate, was $21 million, $15 million and zero for the years ended December 31, 2010, 2009 and 2008. The interest income recognized on a cash basis was not material for the years 2010, 2009 and 2008.
The following table provides information about the Firm’s wholesale loans modified in troubled debt restructurings. These TDR loans are included as impaired loans in the above tables.

	Commercial and				Financial		Government				Total
December 31,	industrial		Real estate		institutions		agencies		Other		retained loans
(in millions)	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009

Loans modified in troubled debt restructurings(a)	$212	$253	$907	$856	$1	$—	$22	$—	$1	$—	$1,143	$1,109
TDRs on nonaccrual status	163	222	831	269	1	—	22	—	1	—	1,018	491
Additional commitments to lend to borrowers whose loans have been modified in TDRs	1	33	—	6	—	—	—	—	—	—	1	39

(a)	These modifications generally provided interest rate concessions to the borrower or deferral of principal repayments.

Consumer loan portfolio
Consumer loans, excluding credit card loans, consist primarily of residential mortgages, home equity loans, auto loans, business banking loans, and student and other loans, with a primary focus on serving the prime consumer credit market. The portfolio also includes home equity loans secured by junior liens and mortgage loans with interest-only payment options to predominantly prime borrowers, as well as certain payment-option loans originated by Washington Mutual that may result in negative amortization.
The table below provides information about consumer retained loans by class, excluding the credit card loan portfolio segment.

December 31, (in millions)	2010	2009

Residential real estate – excluding PCI
Home equity:
Senior lien(a)	$24,376	$27,376
Junior lien(b)	64,009	74,049
Mortgages:
Prime, including option ARMs(c)	74,539	75,428
Subprime(c)	11,287	12,526
Other consumer loans
Auto(c)	48,367	46,031
Business banking	16,812	16,974
Student and other(c)	15,311	14,726
Residential real estate – PCI
Home equity	24,459	26,520
Prime mortgage	17,322	19,693
Subprime mortgage	5,398	5,993
Option ARMs	25,584	29,039

Total retained loans	$327,464	$348,355

(a)	Represents loans where JPMorgan Chase holds the first security interest on the property.

(b)	Represents loans where JPMorgan Chase holds a security interest that is subordinate in rank to other liens.

(c)	Effective January 1, 2010, the Firm adopted accounting guidance related to VIEs. Upon adoption of the guidance, the Firm consolidated $4.8 billion of certain consumer loan securitization entities, primarily mortgage-related. For further information, see Note 16 on pages 244–259 of this Annual Report.
Delinquency rates are a primary credit quality indicator for consumer loans. Loans that are more than 30 days past due provide an early warning of borrowers that may be experiencing financial difficulties and/or who may be unable or unwilling to repay the loan. As the loan continues to age, it becomes more clear that the borrower is likely either unable or unwilling to pay. In the case of residential real estate loans, late-stage delinquencies (greater than 150 days past due) are a strong indicator of loans that will ultimately result in a short sale or foreclosure. In addition to delinquency rates, other credit quality indicators for consumer loans vary based on the class of loan, as follows:
•	For residential real estate loans, including both non-PCI and PCI portfolios, the current estimated loan-to-value (“LTV”) ratio, or the combined LTV ratio in the case of loans with a junior lien, is an indicator of the potential loss severity in the event of default. Additionally, LTV or combined LTV can provide insight into a borrower’s continued willingness to pay, as the delinquency rate of high-LTV loans tends to be greater than that for loans where the borrower has equity in the collateral. The geographic distribution of the loan collateral also provides in-sight as to the credit quality of the portfolio, as factors such as the regional economy, home price changes and specific events such as hurricanes, earthquakes, etc. will affect credit quality. The borrowers’ current or “refreshed” FICO score is a secondary credit-quality indicator for certain loans, as FICO scores are an indication of the borrower’s credit payment history. Thus, a loan to a borrower with a low FICO score (660 or below) is considered to be of higher risk than a loan to a borrower with a high FICO score. Further, a loan to a borrower with a high LTV ratio and a low FICO score is at greater risk of default than a loan to a borrower that has both a high LTV ratio and a high FICO score.

•	For auto, scored business banking and student loans, geographic distribution is an indicator of the credit performance of the portfolio. Similar to residential real estate loans, geographic distribution provides insights into the portfolio performance based on regional economic activity and events.

•	Risk-rated business banking and auto loans are similar to wholesale loans in that the primary credit quality indicators are the risk rating that is assigned to the loan and whether the loans are considered to be criticized and/or nonaccrual. Risk ratings are reviewed on a regular and ongoing basis by Credit Risk Management and are adjusted as necessary for updated information affecting borrowers’ ability to fulfill their obligations. Consistent with other classes of consumer loans, the geographic distribution of the portfolio provides insights into portfolio performance based on regional economic activity and events.

Residential real estate – excluding PCI loans
The tables below provide information by class for residential real estate (excluding PCI) retained loans in the consumer, excluding credit card portfolio segment.

	Home equity
As of or for the year ended	Senior lien		Junior lien
December 31, (in millions, except ratios)	2010	2009	2010	2009

Net charge-offs	$262	$234	$3,182	$4,448
% of net charge-offs to retained loans	1.00%	0.80%	4.63%	5.62%

Loan delinquency
Current and less than 30 days past due	$23,615	$26,543	$62,315	$71,534
30–149 days past due	414	512	1,508	2,224
150 or more days past due	347	321	186	291

Total retained loans	$24,376	$27,376	$64,009	$74,049

% of 30+ days past due to total retained loans	3.12%	3.04%	2.65%	3.40%
90 or more days past due and still accruing	$—	$—	$—	$—
Nonaccrual loans(a)	479	477	784	1,188

Current estimated LTV ratios(b)(c)(d)
Greater than 125% and refreshed FICO scores:
Equal to or greater than 660	$528	$472	$6,928	$6,788
Less than 660	238	235	2,495	2,703

101% to 125% and refreshed FICO scores:
Equal to or greater than 660	974	933	9,403	10,616
Less than 660	325	319	2,873	3,277

80% to 100% and refreshed FICO scores:
Equal to or greater than 660	2,860	3,038	13,333	16,098
Less than 660	738	825	3,155	3,657

Less than 80% and refreshed FICO scores:
Equal to or greater than 660	15,994	18,591	22,527	27,225
Less than 660	2,719	2,963	3,295	3,685

U.S. government-guaranteed	—	—	—	—

Total retained loans	$24,376	$27,376	$64,009	$74,049

Geographic region
California	$3,348	$3,658	$14,656	$16,990
New York	3,272	3,438	12,278	13,456
Texas	3,594	4,306	2,239	2,711
Florida	1,088	1,198	3,470	4,123
Illinois	1,635	1,795	4,248	4,849
Ohio	2,010	2,338	1,568	1,865
New Jersey	732	777	3,617	4,090
Michigan	1,176	1,329	1,618	1,900
Arizona	1,481	1,648	2,979	3,582
Washington	776	868	2,142	2,481
All other(e)	5,264	6,021	15,194	18,002

Total retained loans	$24,376	$27,376	$64,009	$74,049

(a)	At December 31, 2010 and 2009, nonaccrual loans excluded mortgage loans insured by U.S. government agencies of $10.5 billion and $9.0 billion, respectively, that are 90 days past due and accruing at the guaranteed reimbursement rate. These amounts are excluded as reimbursement of insured amounts is proceeding normally.

(b)	Represents the aggregate unpaid principal balance of loans divided by the estimated current property value. Current property values are estimated, at a minimum, quarterly, based on home valuation models utilizing nationally recognized home price index valuation estimates and do not represent actual appraised loan level collateral values; as such, the resulting ratios are necessarily imprecise and should be viewed as estimates.

(c)	Junior lien represents combined LTV, which considers all available lien positions related to the property. All other products are presented without consideration of subordinate liens on the property.

(d)	Refreshed FICO scores represent each borrower’s most recent credit score obtained by the Firm; current FICO scores are obtained at least quarterly.

(e)	At December 31, 2010 and 2009, includes prime mortgage loans insured by U.S. government agencies of $12.9 billion and $10.8 billion, respectively.

(f)	At December 31, 2010 and 2009, includes 30+ day delinquent mortgage loans that are insured by U.S. government agencies of $11.4 billion and $9.7 billion, respectively. These amounts are considered current as reimbursement of insured amounts is proceeding normally.

(table continued from previous page)

Mortgages				Total residential real
Prime, including option ARMs		Subprime		estate (excluding PCI)
2010	2009	2010	2009	2010	2009

$1,627	$1,957	$1,374	$1,648	$6,445	$8,287
2.15%	2.51%	10.82%	11.86%	3.52%	4.14%

$69,562 (f)	$69,458 (f)	$8,477	$8,294	$163,969	$175,829
1,576	2,629	1,184	1,883	4,682	7,248
3,401	3,341	1,626	2,349	5,560	6,302

$74,539	$75,428	$11,287	$12,526	$174,211	$189,379

6.68%	7.91%	24.90%	33.79%	5.88%	7.15%
$—	$—	$—	$—	$—	$—
4,320	4,667	2,210	3,248	7,793	9,580

$3,039	$2,435	$338	$335	$10,833	$10,030
1,595	1,339	1,153	1,169	5,481	5,446

4,733	4,763	506	593	15,616	16,905
1,775	1,913	1,486	1,902	6,459	7,411

10,720	12,889	925	1,094	27,838	33,119
2,786	3,152	1,955	2,663	8,634	10,297

32,385	33,368	2,252	2,063	73,158	81,247
4,557	4,803	2,672	2,707	13,243	14,158

12,949	10,766	—	—	12,949	10,766

$74,539	$75,428	$11,287	$12,526	$174,211	$189,379

$19,278	$21,538	$1,730	$1,720	$39,012	$43,906
9,587	9,784	1,381	1,535	26,518	28,213
2,569	2,185	345	407	8,747	9,609
4,840	5,293	1,422	1,625	10,820	12,239
3,765	3,250	468	584	10,116	10,478
462	461	275	299	4,315	4,963
2,026	2,207	534	617	6,909	7,691
963	1,009	294	324	4,051	4,562
1,320	1,414	244	301	6,024	6,945
2,056	2,174	247	274	5,221	5,797
27,673	26,113	4,347	4,840	52,478	54,976

$74,539	$75,428	$11,287	$12,526	$174,211	$189,379

Residential real estate impaired loans and loan
modifications – excluding PCI loans
The Firm is participating in the U.S. Treasury’s Making Home Affordable (“MHA”) programs and is continuing to expand its other loss-mitigation efforts for financially distressed borrowers who do not qualify for the MHA programs.
MHA, as well as the Firm’s other loss-mitigation programs, generally provide various concessions to financially troubled borrowers including, but not limited to, interest rate reductions, term or payment extensions and deferral of principal payments that would otherwise have been required under the terms of the original agreement. Principal forgiveness has been limited to a specific modification program for option ARMs.
Generally, borrowers must make at least three payments under the revised contractual terms during a trial modification and be successfully re-underwritten with income verification before a mortgage or home equity loan can be permanently modified. When the Firm modifies home equity lines of credit in troubled debt restructurings, future lending commitments related to the modified loans are canceled as part of the terms of the modification.
Modifications of residential real estate loans other than PCI loans are generally accounted for and reported as TDRs. For further discussion of the accounting for loan modifications and TDRs, see Loan modifications on pages 221–222 of this Note.
The tables below set forth information about the Firm’s residential real estate impaired loans, excluding PCI. These loans are considered to be impaired as they have been modified in a TDR. All impaired loans are evaluated for an asset-specific allowance as described in Note 15 on pages 239–243 of this Annual Report.

	Home equity				Mortgages				Total residential real
December 31,	Senior lien		Junior lien		Prime, including option ARMs		Subprime		estate (excluding PCI)
(in millions)	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009

Impaired loans(a)(b)
With an allowance	$211	$167	$258	$221	$1,525	$552	$2,563	$1,952	$4,557	$2,892
Without an allowance(c)	15	1	25	1	559	90	188	46	787	138

Total impaired loans(d)	$226	$168	$283	$222	$2,084	$642	$2,751	$1,998	$5,344	$3,030

Allowance for loan losses related to impaired loans	77	73	82	100	97	70	555	494	811	737

Unpaid principal balance of impaired loans(e)	265	178	402	273	2,751	783	3,777	2,303	7,195	3,537
Impaired loans on nonaccrual status	38	30	63	43	534	249	632	598	1,267	920

(a)	Represents loans modified in a TDR. These modifications generally provided interest rate concessions to the borrower or deferral of principal repayments.

(b)	There are no additional commitments to lend to borrowers whose loans have been modified in TDRs as of December 31, 2010 and 2009.

(c)	When discounted cash flows or collateral value equals or exceeds the recorded investment in the loan, then the loan does not require an allowance. This typically occurs when the impaired loans have been partially charged-off and/or there have been interest payments received and applied to the loan balance.

(d)	At December 31, 2010 and 2009, $3.0 billion and $296 million, respectively, of loans modified subsequent to repurchase from Ginnie Mae were excluded from loans accounted for as TDRs. When such loans perform subsequent to modification they are generally sold back into Ginnie Mae loan pools. Modified loans that do not re-perform become subject to foreclosure. Substantially all amounts due under the terms of these loans continue to be insured and, where applicable, reimbursement of insured amounts is proceeding normally.

(e)	Represents the contractual amount of principal owed at December 31, 2010 and 2009. The unpaid principal balance differs from the impaired loan balances due to various factors, including charge-offs; interest payments received and applied to the principal balance; net deferred loan fees or costs; and discounts or premiums on purchased loans.
The following table presents average impaired loans and the related interest income reported by the Firm.

							Interest income on impaired
For the year ended December 31,	Impaired loans (average)			Interest income on impaired loans(a)			loans on a cash basis(a)
(in millions)	2010	2009	2008	2010	2009	2008	2010	2009	2008

Home equity
Senior lien	$207	$142	$39	$15	$7	$2	$1	$1	$—
Junior lien	266	187	39	10	9	3	1	1	—
Mortgages
Prime, including option ARMs	1,530	496	41	70	34	2	14	8	—
Subprime	2,539	1,948	690	121	98	47	19	6	2

Total residential real estate (excluding PCI)	$4,542	$2,773	$809	$216	$148	$54	$35	$16	$2

(a)	Generally, interest income on loans modified in a TDR is recognized on a cash basis until such time as the borrower has made a minimum of six payments under the new terms. As of December 31, 2010 and 2009, loans of $580 million and $256 million, respectively, are TDRs for which the borrowers have not yet made six payments under their modified terms.

Other consumer loans
The tables below provide information for other consumer retained loan classes, including auto, business banking and student loans.

As of or for the year ended
December 31,	Auto(c)		Business banking		Student and other(c)		Total other consumer
(in millions, except ratios)	2010	2009	2010	2009	2010	2009	2010	2009

Net charge-offs	$298	$627	$707	$842	$459	$443	$1,464	$1,912
% of net charge-offs to retained loans	0.63%	1.44%	4.23%	4.73%	2.85%	2.90%	1.82%	2.49%

Loan delinquency
Current and less than 30 days past due	$47,778	$45,281	$16,240	$16,277	$15,074 (d)	$14,479 (d)	$79,092	$76,037
30–119 days past due	579	720	351	427	232	240	1,162	1,387
120 or more days past due	10	30	221	270	5	7	236	307

Total retained loans	$48,367	$46,031	$16,812	$16,974	$15,311	$14,726	$80,490	$77,731

% of 30+ days past due to total retained loans	1.22%	1.63%	3.40%	4.11%	1.55%	1.68%	1.74%	2.18%

90 or more days past due and still accruing	$—	$—	$—	$—	$625	$542	$625	$542

Nonaccrual loans(a)	141	177	832	826	67	74	1,040	1,077

Geographic region
California	$4,307	$4,440	$851	$515	$1,330	$1,304	$6,488	$6,259
New York	3,875	3,756	2,877	3,040	1,305	1,243	8,057	8,039
Texas	4,505	4,330	2,550	2,487	1,273	1,197	8,328	8,014
Florida	1,923	1,750	220	166	722	715	2,865	2,631
Illinois	2,608	2,440	1,320	1,380	940	868	4,868	4,688
Ohio	2,961	3,153	1,647	1,783	1,010	957	5,618	5,893
New Jersey	1,842	1,776	422	426	502	475	2,766	2,677
Michigan	2,434	2,108	1,401	1,613	729	686	4,564	4,407
Arizona	1,499	1,479	1,218	1,210	387	366	3,104	3,055
Washington	716	627	115	84	279	266	1,110	977
All other	21,697	20,172	4,191	4,270	6,834	6,649	32,722	31,091

Total retained loans	$48,367	$46,031	$16,812	$16,974	$15,311	$14,726	$80,490	$77,731

Loans by risk ratings(b)
Noncriticized	5,803	4,564	10,831	10,450	NA	NA	16,634	15,014
Criticized performing	265	448	502	517	NA	NA	767	965
Criticized nonaccrual	12	39	574	542	NA	NA	586	581

(a)	At December 31, 2010 and 2009, excludes student loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the FFELP, of $625 million and $542 million, respectively. These amounts are excluded as reimbursement of insured amounts is proceeding normally.

(b)	For risk-rated business banking and auto loans, the primary credit quality indicator is the risk-rating of the loan, including whether the loans are considered to be criticized and/or nonaccrual.

(c)	Effective January 1, 2010, the Firm adopted accounting guidance related to VIEs. Upon the adoption of the guidance, the Firm consolidated certain consumer loan securitization entities. For further information, see Note 16 on pages 244–259 of this Annual Report.

(d)	Includes 30+ day delinquent loans that are 30 days or more past due and still accruing, which are insured by U.S. government agencies under the FFELP, of $1.1 billion and $942 million at December 31, 2010 and 2009, respectively. These amounts are considered current as reimbursement of insured amounts is proceeding normally.

Other consumer impaired loans
The tables below set forth information about the Firm’s other consumer impaired loans, including risk-rated business banking and auto loans that have been placed on nonaccrual status, and any loan that has been modified in a troubled debt restructuring.

	Auto		Business banking		Total other consumer(c)
December 31, (in millions)	2010	2009	2010	2009	2010	2009

Impaired loans
With an allowance	$102	$118	$774	$500	$876	$618
Without an allowance(a)	—	—	—	—	—	—

Total impaired loans	$102	$118	$774	$500	$876	618

Allowance for loan losses related to impaired loans	16	30	248	129	264	159

Unpaid principal balance of impaired loans(b)	132	137	899	577	1,031	714

(a)	When discounted cash flows, collateral value or market price equals or exceeds the recorded investment in the loan, then the loan does not require an allowance. This typically occurs when the impaired loans have been partially charged-off and/or there have been interest payments received and applied to the loan balance.

(b)	Represents the contractual amount of principal owed at December 31, 2010 and 2009. The unpaid principal balance differs from the impaired loan balances due to various factors, including charge-offs; interest payments received and applied to the principal balance; net deferred loan fees or costs; and discounts or premiums on purchased loans.

(c)	There were no student and other loans modified in TDRs at December 31, 2010 and 2009.
The following table presents average impaired loans.

For the year ended December 31,	Impaired loans (average)(b)
(in millions)	2010	2009	2008

Auto	$120	$100	$71
Business banking	682	396	200

Total other consumer(a)	$802	$496	$271

(a)	There were no student and other loans modified in TDRs at December 31, 2010, 2009 and 2008.

(b)	The related interest income on impaired loans, including those on cash basis, were not material for the years 2010, 2009 and 2008.
The following table provides information about the Firm’s other consumer loans modified in troubled debt restructurings. These TDR loans are included as impaired loans in the tables above.

	Auto		Business banking		Total other consumer(c)
December 31, (in millions)	2010	2009	2010	2009	2010	2009

Loans modified in troubled debt restructurings(a)(b)	$91	$79	$395	$17	$486	$96
TDRs on nonaccrual status	39	30	268	16	307	46

(a)	These modifications generally provided interest rate concessions to the borrower or deferral of principal repayments.

(b)	Additional commitments to lend to borrowers whose loans have been modified in TDRs as of December 31, 2010 and 2009 are immaterial.

(c)	There were no student and other loans modified in TDRs at December 31, 2010 and 2009.

Purchased credit-impaired (“PCI”) loans
PCI loans were determined to be credit-impaired upon acquisition based on specific risk characteristics of the loan, including product type, loan-to-value ratios, FICO scores, and past-due status. Upon acquisition, credit-impaired loans acquired in the same fiscal quarter may be aggregated into one or more pools, provided that the loans have common risk characteristics. A pool is then accounted for as a single asset with a single composite interest rate and an aggregate expectation of cash flows. With respect to the Washington Mutual transaction, all of the consumer loans were aggregated into pools of loans with common risk characteristics.
PCI loans are initially recorded at fair value upon acquisition. For each PCI loan, or pool of loans, the Firm is required to estimate the total cash flows (both principal and interest) expected to be collected over the remaining life of the loan or pool. These estimates incorporate assumptions regarding default rates, loss severities, the amounts and timing of prepayments and other factors that reflect then-current market conditions.
The excess of cash flows expected to be collected over the carrying value of the underlying loans is referred to as the accretable yield. This amount is not reported on the Firm’s Consolidated Balance Sheets but is accreted into interest income at a level rate of return over the remaining estimated lives of the underlying pools of loans. For variable-rate loans, expected future cash flows were initially based on the rate in effect at acquisition; expected future cash flows are recalculated as rates change over the lives of the loans.
On a quarterly basis, the Firm updates the amount of loan principal and interest cash flows expected to be collected. Probable decreases in expected loan principal cash flows trigger the recognition of impairment, which is then measured as the present value of the expected principal loss plus any related foregone interest cash flows, discounted at the pool’s effective interest rate. Impairments are recognized through the provision and allowance for loan losses. Probable and significant increases in expected cash flows (e.g., decreased principal credit losses, the net benefit of modifications) would first reverse any previously recorded allowance for loan losses with any remaining increases recognized prospectively as a yield adjustment over the remaining estimated lives of the underlying loans. The impacts of (i) prepayments, (ii) changes in variable interest rates, and (iii) any other changes in the timing of expected cash flows are recognized prospectively as adjustments to interest income. Disposals of loans – which may include sales of loans, receipt of payments in full by the borrower, or foreclosure – result in removal of the loan from the PCI portfolio.
If the timing and/or amounts of expected cash flows on PCI loans were determined not to be reasonably estimable, no interest would be accreted and the loans would be reported as nonaccrual loans; however, since the timing and amounts of expected cash flows for the Firm’s PCI consumer loans are reasonably estimable, interest is being accreted and the loans are being reported as performing loans.
Charge-offs are not recorded on PCI loans until actual losses exceed the estimated losses that were recorded as purchase accounting adjustments at acquisition date. To date, no charge-offs have been recorded for these consumer loans.
The PCI portfolio affects the Firm’s results of operations primarily through: (i) contribution to net interest margin; (ii) expense related to defaults and servicing resulting from the liquidation of the loans; and (iii) any provision for loan losses. The PCI loans acquired in the Washington Mutual transaction were funded based on the interest rate characteristics of the loans. For example, variable-rate loans were funded with variable-rate liabilities and fixed-rate loans were funded with fixed-rate liabilities with a similar maturity profile. A net spread will be earned on the declining balance of the portfolio, which is estimated as of December 31, 2010, to have a remaining weighted-average life of 7.0 years.
The Firm continues to modify certain PCI loans. The impact of these modifications is incorporated into the Firm’s quarterly assessment of whether a probable and significant change in expected cash flows has occurred, and the loans continue to be accounted for and reported as PCI loans. The impact of modifications on expected cash flows is estimated using the Firm’s experience with previously modified loans and other relevant data. Additionally, the Firm monitors the performance of modifications and updates and/or refines assumptions as experience and changes in circumstances or data warrant.

Residential real estate – PCI loans
The table below sets forth information about the Firm’s consumer PCI loans.

December 31,	Home equity		Prime mortgage
(in millions, except ratios)	2010	2009	2010	2009

Carrying value(a)	$24,459	$26,520	$17,322	$19,693
Related allowance for loan losses(b)	1,583	—	1,766	1,090

Loan delinquency (based on unpaid principal balance)
Current and less than 30 days past due	$25,783	$29,697	$13,035	$15,404
30–149 days past due	1,348	2,117	1,468	2,026
150 or more days past due	1,181	1,144	4,425	4,542

Total loans	$28,312	$32,958	$18,928	$21,972

% of 30+ days past due to total loans	8.93%	9.89%	31.13%	29.89%

Current estimated LTV ratios (based on unpaid principal balance)(c)(d)
Greater than 125% and refreshed FICO scores:
Equal to or greater than 660	$6,324	$6,139	$2,400	$1,935
Less than 660	4,052	4,401	2,744	2,244

101% to 125% and refreshed FICO scores:
Equal to or greater than 660	6,097	6,875	3,815	4,566
Less than 660	2,701	3,141	3,011	3,213

80% to 100% and refreshed FICO scores:
Equal to or greater than 660	4,019	5,713	1,970	3,364
Less than 660	1,483	1,930	1,857	2,594

Lower than 80% and refreshed FICO scores:
Equal to or greater than 660	2,539	3,330	1,443	1,832
Less than 660	1,097	1,429	1,688	2,224

Total unpaid principal balance	$28,312	$32,958	$18,928	$21,972

Geographic region (based on unpaid principal balance)
California	$17,012	$19,749	$10,891	$12,657
New York	1,316	1,495	1,111	1,239
Texas	525	616	194	231
Florida	2,595	3,045	1,519	1,801
Illinois	627	723	562	650
Ohio	38	47	91	106
New Jersey	540	625	486	540
Michigan	95	113	279	307
Arizona	539	653	359	438
Washington	1,535	1,766	451	533
All other	3,490	4,126	2,985	3,470

Total unpaid principal balance	$28,312	$32,958	$18,928	$21,972

(a)	Carrying value includes the effect of fair value adjustments that were applied to the consumer PCI portfolio at the date of acquisition.

(b)	Management concluded as part of the Firm’s regular assessment of the PCI loan pools that it was probable that higher expected principal credit losses would result in a decrease in expected cash flows. As a result, an allowance for loan losses for impairment of these pools has been recognized.

(c)	Represents the aggregate unpaid principal balance of loans divided by the estimated current property value. Current property values are estimated, at a minimum quarterly, based on home valuation models utilizing nationally recognized home price index valuation estimates and do not represent actual appraised loan level collateral values; as such the resulting ratios are necessarily imprecise and should be viewed as estimates. Current estimated combined LTV for junior lien home equity loans considers all available lien positions related to the property.

(d)	Refreshed FICO scores represent each borrower’s most recent credit score obtained by the Firm; current FICO scores are obtained at least quarterly.

(table continued from previous page)

Subprime mortgage		Option ARMs		Total PCI
2010	2009	2010	2009	2010	2009

$5,398	$5,993	$25,584	$29,039	$72,763	$81,245
98	—	1,494	491	4,941	1,581

$4,312	$4,531	$18,672	$23,709	$61,802	$73,341
1,020	1,383	2,215	4,010	6,051	9,536
2,710	3,107	9,904	9,660	18,220	18,453

$8,042	$9,021	$30,791	$37,379	$86,073	$101,330

46.38%	49.77%	39.36%	36.57%	28.20%	27.62%

$432	$409	$2,681	$4,081	$11,837	$12,564
2,129	2,084	6,330	6,761	15,255	15,490

424	481	4,292	5,518	14,628	17,440
1,663	1,877	5,005	6,291	12,380	14,522

374	497	4,152	4,925	10,515	14,499
1,477	1,917	3,551	4,213	8,368	10,654

186	179	2,281	2,549	6,449	7,890
1,357	1,577	2,499	3,041	6,641	8,271

$8,042	$9,021	$30,791	$37,379	$86,073	$101,330

$1,971	$2,244	$16,130	$19,637	$46,004	$54,287
736	774	1,703	1,848	4,866	5,356
435	476	155	191	1,309	1,514
906	1,049	3,916	5,106	8,936	11,001
438	480	760	896	2,387	2,749
122	135	131	156	382	444
316	350	1,064	1,166	2,406	2,681
214	245	345	448	933	1,113
165	194	528	708	1,591	1,993
178	200	745	877	2,909	3,376
2,561	2,874	5,314	6,346	14,350	16,816

$8,042	$9,021	$30,791	$37,379	$86,073	$101,330

The table below sets forth the accretable yield activity for the Firm’s PCI consumer loans for the years ended December 31, 2010, 2009 and 2008.

Year ended December 31,	Total PCI
(in millions, except ratios)	2010	2009	2008

Balance, January 1	$25,544	$32,619	$—
Washington Mutual acquisition	—	—	39,454
Accretion into interest income	(3,232)	(4,363)	(1,292)
Changes in interest rates on variable rate loans	(819)	(4,849)	(5,543)
Other changes in expected cash flows(a)	(2,396)	2,137	—

Balance, December 31	$19,097	$25,544	$32,619
Accretable yield percentage	4.35%	5.14%	5.81%

(a)	Other changes in expected cash flows may vary from period to period as the Firm continues to refine its cash flow model and periodically updates model assumptions. For the years ended December 31, 2010 and 2009, other changes in expected cash flows were principally driven by changes in prepayment assumptions, as well as reclassification to the nonaccretable difference. Such changes are expected to have an insignificant impact on the accretable yield percentage.
The factors that most significantly affect estimates of gross cash flows expected to be collected, and accordingly the accretable yield balance, include: (i) changes in the benchmark interest rate indices for variable rate products such as option ARM and home equity loans; and (ii) changes in prepayment assumptions.
To date, the decrease in the accretable yield percentage has been primarily related to a decrease in interest rates on variable-rate loans and, to a lesser extent, extended loan liquidation periods. Certain events, such as extended loan liquidation periods, affect the timing of expected cash flows but not the amount of cash expected to be received (i.e., the accretable yield balance). Extended loan liquidation periods reduce the accretable yield percentage because the same accretable yield balance is recognized against a higher-than-expected loan balance over a longer-than-expected period of time.

Credit card loans
The credit card portfolio segment includes credit card loans originated and purchased by the Firm, including those acquired in the Washington Mutual transaction. Delinquency rates are the primary credit quality indicator for credit card loans as they provide an early warning that borrowers may be experiencing difficulties (30-days past due), as well as information on those borrowers that have been delinquent for a longer period of time (90-days past due). In addition to delinquency rates, the geographic distribution of the loans provides insight as to the credit quality of the portfolio based on the regional economy.
The borrower’s credit score is another general indicator of credit quality. Because the borrower’s credit score tends to be a lagging indicator of credit quality, the Firm does not use credit scores as a primary indicator of credit quality. However, the distribution of such scores provides a general indicator of credit quality trends within the portfolio. Refreshed FICO score information for a random sample of the credit card portfolio is indicated in the table below, as FICO is considered to be the industry benchmark for credit scores.
The Firm generally originates new card accounts to prime consumer borrowers. However, certain cardholders’ refreshed FICO scores may change over time, depending on the performance of the cardholder and changes in credit score technology.
The table below sets forth information about the Firm’s Credit card loans.

As of or for the year ended December 31,	Chase, excluding		Washington Mutual
(in millions, except ratios)	Washington Mutual portfolio(e)		portfolio(e)		Total credit card
	2010	2009	2010	2009 (f)	2010	2009 (f)

Net charge-offs	$11,191	$6,466	$2,846	$3,168	$14,037	$9,634
% of net charge-offs to retained loans	8.73%	9.76%	17.73%	15.26%	9.73%	11.07%

Loan delinquency(a)(b)
Current and less than 30 days past due and still accruing	$117,248	$55,374	$12,670	$17,316	$129,918	$72,690
30 – 89 days past due and still accruing	2,092	1,638	459	974	2,551	2,612
90 or more days past due and still accruing	2,449	2,118	604	1,363	3,053	3,481
Nonaccrual loans	2	3	—	—	2	3

Total retained loans	$121,791	$59,133	$13,733	$19,653	135,524	$78,786

Loan delinquency ratios
% of 30 plus days past due to total retained loans	3.73%	6.35%	7.74%	11.89%	4.14%	7.73%
% of 90 plus days past due to total retained loans	2.01	3.58	4.40	6.94	2.25	4.42

Credit card loans by geographic region
California	$15,454	$7,115	$2,650	$3,873	$18,104	$10,988
New York	9,540	4,527	1,032	1,458	10,572	5,985
Texas	9,217	4,154	1,006	1,421	10,223	5,575
Florida	6,724	3,439	1,165	1,735	7,889	5,174
Illinois	7,077	3,166	542	771	7,619	3,937
Ohio	5,035	2,506	401	562	5,436	3,068
New Jersey	5,070	2,337	494	707	5,564	3,044
Michigan	3,956	1,977	273	397	4,229	2,374
Virginia	3,020	1,386	295	417	3,315	1,803
Pennsylvania	4,521	2,243	424	598	4,945	2,841
Washington	2,053	911	438	596	2,491	1,507
Georgia	2,834	1,477	398	562	3,232	2,039
All other	47,290	23,895	4,615	6,556	51,905	30,451

Total retained loans(c)	$121,791	$59,133	$13,733	$19,653	$135,524	$78,786

Percentage of portfolio based on carrying value with estimated refreshed FICO scores(d)
Equal to or greater than 660	80.6%	72.6%	56.4%	49.2%	77.9%	66.7%
Less than 660	19.4	27.4	43.6	50.8	22.1	33.3

(a)	Results reflect the impact of purchase accounting adjustments related to the Washington Mutual transaction and the consolidation of the WMMT in the second quarter of 2009.

(b)	The Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Under guidance issued by the FFIEC, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification about a specified event (e.g., bankruptcy of the borrower), whichever is earlier.

(c)	Effective January 1, 2010, the Firm adopted accounting guidance related to VIEs. Upon adoption of the guidance, the Firm consolidated its Firm-sponsored credit card securitization trusts. For further information, see Note 16 on pages 244–259 of this Annual Report.

(d)	Refreshed FICO scores are estimated based on a statistically significant random sample of credit card accounts in the credit card portfolio for the period shown. The Firm obtains refreshed FICO scores on a quarterly basis.

(e)	Includes billed finance charges and fees net of an allowance for uncollectible amounts.

(f)	Includes $1.0 billion of loans at December 31, 2009, held by the WMMT, which were consolidated onto the Firm’s Consolidated Balance Sheets at fair value during the second quarter of 2009. Such loans had been fully repaid or charged off as of December 31, 2010. For further discussion, see Note 16 on pages 244–259 of this Annual Report.

Credit card impaired loans
JPMorgan Chase may offer one of a number of loan modification programs to credit card borrowers who are experiencing financial difficulty. The Firm has short-term programs for borrowers who may be in need of temporary relief, and long-term programs for borrowers who are experiencing a more fundamental level of financial difficulties. Most of the Firm’s modified credit card loans have been modified under the long-term programs. Modifications under the Firm’s long-term programs involve placing the customer on a fixed payment plan not exceeding 60 months. Modifications under all of these programs typically include reducing the interest rate on the card. Also in all cases, the Firm cancels the customer’s available line of credit on the credit card. Substantially all of these modifications, both long-term and short-term are considered to be troubled debt restructurings.
If the cardholder does not comply with the modified payment terms, then the credit card loan agreement reverts back to its pre-modification payment terms. Assuming that the cardholder does not begin to perform in accordance with those payment terms, the loan continues to age and will ultimately be charged-off in accordance with the Firm’s standard charge-off policy. In addition, if a borrower successfully completes a short-term modification program, then the loan reverts back to its pre-modification payment terms. However, in most cases, the Firm does not reinstate the borrower’s line of credit.
The Firm measures the allowance for loans losses related to impaired credit card loans as the difference between the recorded investment in the loan and the present value of the cash flows expected to be collected, discounted at the loan’s original contractual interest rate and, therefore, does not consider any incremental penalty rate in this measurement.
The tables below set forth information about the Firm’s impaired credit card loans. All of these loans are considered to be impaired as they have been modified in troubled debt restructurings.

	Chase, excluding
	Washington Mutual		Washington Mutual
	portfolio		portfolio		Total credit card
December 31, (in millions)	2010	2009	2010	2009	2010	2009

Impaired loans with an allowance(a)(b)
Credit card loans with modified payment terms(c)	$6,685	$3,513	$1,570	$1,617	$8,255	$5,130
Modified credit card loans that have reverted to pre-modification payment terms(d)	1,439	812	311	303	1,750	1,115

Total impaired loans(e)	$8,124	$4,325	$1,881	$1,920	$10,005	$6,245

Allowance for loan losses related to impaired loans	3,175	2,038	894	1,079	4,069	3,117

(a)	The carrying value and the unpaid principal balance are the same for credit card impaired loans.

(b)	There are no impaired loans without an allowance.

(c)	Represents credit card loans outstanding to borrowers then enrolled in a credit card modification program.

(d)	Represents credit card loans that were modified in troubled debt restructurings but that have subsequently reverted back to the loans’ pre-modification payment terms. Of the $1.8 billion total loan amount at December 31, 2010, approximately $1.2 billion of loans have reverted back to the pre-modification payment terms of the loans due to noncompliance with the terms of the modified loans. A substantial portion of these loans is expected to be charged-off in accordance with the Firm’s standard charge-off policy. The remaining $590 million of loans are to borrowers who have successfully completed a short-term modification program. The Firm continues to report these loans as troubled debt restructurings since the borrowers’ credit lines remain closed. Prior-period amounts have been revised to conform to the current presentation.

(e)	The increase in troubled debt restructurings from December 31, 2009 to December 31, 2010, is primarily attributable to previously-modified loans held in Firm-sponsored credit card securitization trusts being consolidated as a result of adopting the new accounting guidance related to VIEs.
The following table presents average balances of impaired credit card loans and interest income recognized on those loans.

For the year ended
December 31,	Impaired loans (average)			Interest income on impaired loans(a)
(in millions)	2010	2009	2008	2010	2009	2008

Chase, excluding Washington Mutual portfolio	$8,747	$3,059	$2,386	$479	$181	$167
Washington Mutual portfolio	1,983	991	—	126	70	—

Total credit card	$10,730	$4,050	$2,386	$605	$251	$167

(a)	As permitted by regulatory guidance, credit card loans are generally exempt from being placed on nonaccrual status; accordingly, interest and fees related to credit card loans continue to accrue until the loan is charged off or paid in full. However, the Firm separately establishes an allowance for the estimated uncollectible portion of billed and accrued interest and fee income on credit card loans.